UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2018 (February 12, 2018)

HEALTHSTREAM, INC.

(Exact name of registrant as specified in its charter)

Tennessee	000-27701	62-1443555
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

209 10th Avenue South, Suite 450, Nashville, Tennessee 37203

(Address of principal executive offices)    (Zip Code)

(615) 301- 3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 12, 2018, HealthStream, Inc. (the “Company”) completed the sale of its Patient Experience business (the “PX Business”) to Press Ganey, Inc. (“Press Ganey”) in connection with the closing of the transactions contemplated by that certain membership interest purchase agreement dated as of February 12, 2018 (the “Purchase Agreement”), by and between the Company and Press Ganey. The sale of the PX Business was effected by (i) the contribution (the “Contribution”) by the Company of specified assets and certain liabilities used in the PX Business to Improve PX, LLC, a newly-formed wholly-owned subsidiary of the Company (“Improve PX”), and (ii) immediately thereafter, the sale by the Company to Press Ganey of all of the outstanding equity interests in Improve PX pursuant to the terms of the Purchase Agreement. In connection with the Contribution, the Company is retaining certain liabilities related to the PX Business. This sale of the PX Business resulted in the Company’s complete divestiture of the Company’s patient experience solutions business segment.

The purchase price payable by Press Ganey to the Company for the equity interests of Improve PX under the Purchase Agreement was $65,500,000, subject to adjustment based on the working capital (as defined in the Purchase Agreement) at the closing. In addition, of this purchase price amount, $6,550,000 will be held in escrow for a period of time following the closing as a source of recovery for indemnification claims by Press Ganey.

The Purchase Agreement contains various representations, warranties and covenants made by the parties. The Purchase Agreement provides for post-closing indemnification with respect to breaches of representations, warranties and covenants by the parties, as well as indemnification with respect to certain other matters specified in the Purchase Agreement.

The Purchase Agreement provides that the Company and its controlled affiliates will be prohibited from engaging in a competing business (as more specifically provided in the Purchase Agreement) anywhere in the world for a period of five years following the closing. The Purchase Agreement also provides that the Company will not solicit the employment of employees of the PX Business who become employees of Press Ganey for two years following the closing.

The parties entered into a transition services agreement at the closing pursuant to which the Company or one of the Company’s affiliates will provide certain technology, financial and operational transition services to Improve PX for an initial period of six months following the closing, which term will be renewable at Press Ganey’s option for up to two additional three-month periods.

The foregoing summary of the transaction and the terms and conditions of the Purchase Agreement is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

The Purchase Agreement is attached as Exhibit 2.1 in accordance with the rules of the Securities and Exchange Commission. It is not intended to provide any other factual information about the Company. The representations, warranties, and covenants contained in the Purchase Agreement were made solely for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations and contractual risk allocation mechanisms agreed upon by the parties, and may be subject to standards of materiality that differ from those applicable to the Company, and thus should not be relied upon as necessarily reflecting the actual state of facts or conditions.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On February 12, 2018, the Company completed the sale of all of the outstanding equity interests of Improve PX to Press Ganey pursuant to the terms of the Purchase Agreement, which closing occurred concurrently with the execution and delivery of the Purchase Agreement as noted above. The purchase price payable by Press Ganey to the Company for the equity interests of Improve PX under the Purchase Agreement was $65,500,000, subject to adjustment based on the working capital (as defined in the Purchase Agreement) at the closing. In addition, of this purchase price amount, $6,550,000 will be held in escrow for a period of time following the closing as a source of recovery for indemnification claims by Press Ganey. The other information under Item 1.01 above is incorporated herein by reference.

The unaudited pro forma condensed consolidated financial information of the Company after giving effect to the Company’s sale of the PX Business is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 8.01	Other Events.

On February 12, 2018, the Company issued a press release announcing the completion of the sale of the PX Business to Press Ganey and the declaration of a special dividend by the Company’s board of directors in the amount of $1.00 per share, payable on April 3, 2018 to shareholders of record on March 6, 2018. A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information

Unaudited pro forma condensed consolidated financial information of the Company, after giving effect to the sale of the PX Business to Press Ganey as follows: the unaudited pro forma condensed consolidated balance sheet as of September 30, 2017, and the unaudited pro forma condensed consolidated statements of income for the nine months ended September 30, 2017, and the years ended December 31, 2016, 2015, and 2014. This unaudited pro forma condensed consolidated financial information of the Company is included as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by this reference.

(d)	Exhibits

2.1	Membership Interest Purchase Agreement, by and between HealthStream, Inc. and Press Ganey Associates, Inc., dated as of February 12, 2018.*

99.1	Unaudited pro forma condensed consolidated financial information of the Company, after giving effect to the sale of the PX Business to Press Ganey as follows:

• Unaudited pro forma condensed consolidated balance sheet as of September 30, 2017

• Unaudited pro forma condensed consolidated statements of income for the nine months ended September 30, 2017, and the years ended December 31, 2016, 2015, and 2014

99.2	Press Release issued by the Company dated February 12, 2018

*	Schedules and similar attachments omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of such omitted schedules and similar attachments to the Securities and Exchange Commission upon request.

Cautionary Note regarding Forward-Looking Statements

This Current Report on Form 8-K (including the Exhibits hereto) includes information, statements, and assumptions that are or may be considered “forward-looking” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by the use of words such as “may,” “should,” “will,” “expect,” “anticipate,” “continue,” “estimate,” “project,” “believe,” “plan” or similar expressions. This information has been included in reliance on the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company cautions that forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results, performance, or achievements to be materially different from future results, performance, or achievements, including, without limitation, as the result of risks referenced in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, filed on February 27, 2017, and in the Company’s other filings with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to update or revise any forward-looking statements.

INDEX TO EXHIBITS

Exhibit Number	Description

2.1	Membership Interest Purchase Agreement, by and between HealthStream, Inc. and Press Ganey Associates, Inc., dated as of February 12, 2018.*

99.1	Unaudited pro forma condensed consolidated financial information of the Company, after giving effect to the sale of the PX Business to Press Ganey as follows:

• Unaudited pro forma condensed consolidated balance sheet as of September 30, 2017

• Unaudited pro forma condensed consolidated statements of income for the nine months ended September 30, 2017, and the years ended December 31, 2016, 2015, and 2014

99.2	Press Release issued by the Company dated February 12, 2018

*	Schedules and similar attachments omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of such omitted schedules and similar attachments to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHSTREAM, INC.

By:	/s/ Gerard M. Hayden
Gerard M. Hayden
Chief Financial Officer
February 12, 2018

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